Transamerica ClearTrack® Retirement Income (formerly, ClearTrack® Retirement Income)
Summary Prospectus March 1, 2019, as revised August 15, 2019

Class R1 (TCITX)	Class R3 (TCTZX)	Class R6 (TCJTX)
Thank you for being a valued Transamerica shareholder. This Summary Prospectus will provide you with updated information about your investment in the fund.
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information and most recent reports to shareholders, online at www.transamerica.com. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The fund’s prospectus and statement of additional information, both dated March 1, 2019, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2018, are incorporated by reference into this summary prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the fund intends to no longer mail paper copies of the fund’s shareholder reports, unless you specifically request paper copies of the reports from the fund or your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund electronically anytime by contacting your financial intermediary or, if you are a direct shareholder with the fund, by calling 1-888-233-4339.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports for the fund held through that intermediary. If you are a direct shareholder with the fund, you can call 1-888-233-4339 to let the fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Transamerica funds held directly with the fund complex.
Investment Objective: The fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Class:	R1	R3	R6
Maximum sales charge (load) imposed on purchase (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R1	R3	R6
Management fees	0.38%	0.38%	0.38%
Distribution and service (12b-1) fees	0.50%	0.25%	0.00%
Other expenses	0.25%	0.25% [1]	0.10%
Acquired fund fees and expenses[2]	0.09%	0.09%	0.09%
Total annual fund operating expenses	1.22%	0.97%	0.57%
Fee waiver and/or expense reimbursement[3]	0.02%	0.02%	0.02%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.20%	0.95%	0.55%
1	Other expenses are based on estimates for the current fiscal year.
2	Acquired fund fees and expenses reflect the fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the fund’s prospectus.
3	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2020 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.20% for Class R1 shares, 0.95% for Class R3 shares and 0.55% for Class R6 shares, excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2020 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class R1	$122	$385	$668	$1,476
Class R3	$ 97	$307	$534	$1,188
Class R6	$ 56	$181	$316	$ 712
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 24% of the average value of its portfolio.
Principal Investment Strategies: The fund is a fund of funds—it invests primarily in underlying exchange-traded funds (“ETFs”) that are based on an index and managed by unaffiliated investment advisers.
The fund seeks to achieve its objective by normally investing in a combination of underlying ETFs representing a variety of broad asset classes—equity (including real estate-related funds), fixed income and inflation-hedging—and investment styles and focuses. The underlying equity ETFs may include, but are not limited to, large cap funds, mid cap funds, small cap funds, growth-oriented funds, value-oriented funds, international equity funds, emerging market equity funds, real return funds and funds that invest in real estate-related securities (including REITs). The underlying fixed income ETFs may include funds that invest primarily in investment grade fixed income securities or in high yield, high risk fixed income securities rated below investment grade (commonly known as “junk bonds”). The underlying fixed income ETFs may invest in U.S. and non-U.S. issuers, including corporate, mortgage- and asset-backed, government and emerging market debt securities. The underlying inflation hedging ETFs may include funds that invest in inflation-linked fixed income securities and hard assets.
The fund generally maintains a static target allocation (the “Target Allocation”) to asset classes. QS Investors, LLC (“QS Investors”), the fund’s sub-adviser, may periodically adjust target asset class allocations in accordance with their investment process and to appropriately position the fund to changing market environments. However, QS Investors may tactically overweight or underweight asset classes at any time. This means at any time the fund’s asset mix may be significantly different than the Target Allocation.
The fund’s Target Allocation for equity funds, fixed income funds and inflation-hedging funds is shown in the table below:
	Asset Class
	Equity Funds	Fixed Income Funds	Inflation-Hedging Funds
Transamerica ClearTrack Retirement Income	33%	60%	7%
The Target Allocation does not include a set allocation to short-term defensive instruments. The fund may hold short-term defensive instruments, such as cash, money market ETFs, treasury bills or short-term fixed income ETFs, for liquidity purposes.
The Target Allocation is a “neutral” allocation, which does not reflect tactical decisions made by QS Investors, to overweight or underweight a particular asset class. From time to time, QS Investors may make tactical increases or decreases to the fund’s investment in a particular asset class beyond the Target Allocation, based on a broad range of market and economic trends and quantitative factors. QS Investors may also allow the relative weightings of the fund’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying funds, QS Investors will examine relative values and prospects among the underlying funds’ asset classes, as well as the capacity of the underlying funds to absorb additional cash flow.
Ordinarily, the fund’s investment in equity, fixed income or inflation-hedging funds is not expected to vary from the Target Allocation for that asset class by more than plus/minus 10%. Beyond that range, QS Investors will generally rebalance the fund.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The fund may take temporary defensive positions; in such a case, the fund will not be pursuing its principal investment strategies. The following is a summary description of principal risks (in alphabetical order) of investing in the fund (either directly and/or through its investments in the underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution. During periods of market volatility, active trading may be more pronounced.
Allocation – The fund’s ability to achieve its investment objectives depends, in large part, upon the sub-adviser’s skill in determining the fund’s asset class allocation, deciding whether to tactically overweight or underweight asset classes and selecting a mix of underlying funds. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying fund or other issuer is incorrect. The sub-adviser may favor an asset class that performs poorly relative to other asset classes. The underlying funds selected by the sub-adviser may underperform the market or similar funds.
Counterparty – The fund will be subject to credit risk with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles in which the fund invests. Adverse changes to counterparties (including derivatives exchanges and clearinghouses) may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Cybersecurity – Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, shareholder data (including private shareholder information), and/or proprietary information, or cause the fund, TAM, a sub-adviser and/or the fund's other service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the fund's ability to calculate its net asset values, and prevent shareholders from redeeming their shares.
Derivatives – Using derivatives exposes the fund to additional or heightened risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund's clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. There may be additional regulation of the use of derivatives by registered investment companies, such as the fund, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, limit fund investments in derivatives, or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Funds - More on Principal Risks: Derivatives” in the prospectus.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems and regulatory and accounting standards that are less fully developed, and that can be expected to be less stable. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. The fund may be required to establish special custody or other arrangements before investing in emerging market countries. An investment in emerging market securities should be considered speculative.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. Equity securities may have greater price volatility than other asset classes, such as fixed income securities. The value of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund's share price to be more volatile or go down.
Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the fund fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels in the U.S., so the fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Focused Investing – To the extent the fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate – Interest rates in the U.S. have been at historically low levels. The fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations or meet segregation or coverage requirements.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).
Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results, causing the value of your investment to go down. The fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the fund. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The value of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The value of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. If the value of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.
There has been significant U.S. and non-U.S. government and central bank intervention in and support of financial markets during the past decade. The Federal Reserve has reduced and begun unwinding its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases, unwinding of quantitative easing, or contrary actions by different governments, may not work as intended, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Underlying Exchange-Traded Funds – To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the fund's shares could also be substantially and adversely affected.

Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
No performance information is included for Class R3 shares because the share class was not offered prior to the date of this prospectus. Performance information for Class R3 shares will be included after the share class has been in operation for one complete calendar year.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class R6
	Quarter Ended	Return
Best Quarter:	03/31/2016	2.38%
Worst Quarter:	12/31/2018	-4.03%

Average Annual Total Returns (periods ended December 31, 2018)
	1 Year	Since Inception	Inception Date
Class R6			03/02/2015
Return before taxes	-3.30%	1.93%
Return after taxes on distributions	-5.56%	0.84%
Return after taxes on distributions and sale of fund shares	-1.07%	1.20%
Class R1 (Return before taxes only)	-3.88%	1.28%	03/02/2015
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.01%	1.45%
Transamerica ClearTrack® Retirement Income Blended Benchmark (reflects no deduction for fees, expenses or taxes)	-3.77%	2.37%
The Transamerica ClearTrack® Retirement Income Blended Benchmark consists of the following: 42% Bloomberg Barclays U.S. Aggregate Bond Index, 15% Bloomberg Barclays Global Aggregate Index ex-U.S., 14% MSCI EAFE Index, 8% Russell 1000® Index, 8% Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index, 5% FTSE NAREIT Equity REITs Index, 5% Russell 2000® Index and 3% MSCI Emerging Markets Index.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: QS Investors, LLC Portfolio Managers:
Adam J. Petryk, CFA	Portfolio Manager	since 2016
Lisa Wang, CFA	Portfolio Manager	since 2019
Thomas Picciochi	Portfolio Manager	since 2015
Ellen Tesler	Portfolio Manager	since 2015
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamerica.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R1, R3 and R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class R1, R3 and R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds. Class R1 and R6 shares are available in such eligible retirement plans where Class R1 and Class R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary). Class R3 shares are available when rolling assets into a Transamerica IRA, under certain conditions.
There is no minimum investment for eligible retirement plans investing in Class R1, R3 and R6 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery. MSPA0319CTRI-A